________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 9, 2007


                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

          Delaware                   001-32593                  74-3140887
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


                                  P.O. Box 9161
                                800 South Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)


                                 (781) 894-8800
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Item 1.01    Entry into a Material Definitive Agreement.

     On July 9, 2007, Global Companies LLC ("Global"), a wholly owned subsidiary of Global Partners LP (the "Partnership"), entered into a Terminals Sale and Purchase Agreement (the "Terminals Purchase Agreement") with ExxonMobil Oil Corporation ("ExxonMobil"), pursuant to which Global agreed to acquire two refined products terminals from ExxonMobil for a total purchase price of $34.7 million (the "Terminals Acquisition"). The terminals, located in Glenwood Landing and Inwood, New York, have combined storage capacity of 430,000 barrels. The acquisition, which is expected to close in the third quarter of 2007, is subject to the satisfaction of various customary closing conditions. ExxonMobil has also entered into long-term throughput contracts with Global to use the terminals upon closing of the Terminals Acquisition.

     A copy of the press release announcing the execution of the Terminals Purchase Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.


Item 7.01    Regulation FD Disclosure

     On July 10, 2007, the Partnership issued a press release announcing the execution of the Terminals Purchase Agreement. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

     The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.


Item 9.01    Financial Statements and Exhibits

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.


(d)          Exhibits

 Exhibit
 Number      Description
---------    -------------------------------------------------------------------
  99.1*      Global Partners LP Press Release dated July 10, 2007



* Filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GLOBAL PARTNERS LP
                                             By: Global GP LLC,
                                                 its general partner



Dated:  July 10, 2007                          By: /s/ Edward J. Faneuil
                                                   -----------------------------
                                                   Edward J. Faneuil
                                                   Executive Vice President,
                                                   General Counsel and Secretary

                                  EXHIBIT INDEX

 Exhibit
 Number      Description
---------    -------------------------------------------------------------------
 99.1*       Global Partners LP Press Release dated July 10, 2007


* Filed herewith